Issuance of equity shares	6 Months Ended
Jun. 30, 2022
Issuance of Equity Shares [Abstract]
Issuance of equity shares	Issuances of equity securitiesAs of June 30, 2022, as a result of the exercise of employee stock options and the vesting of Performance Share Units ("PSUs" ) the outstanding issued share capital of the Company increased to CHF 3,250,232 divided into 32,502,323 fully paid registered shares.